UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2018

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)
(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 12, 2018, Liberated Syndication Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect four directors, each to serve until our next annual meeting and until their respective successors are elected and qualified, (2) to ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2018, (3) to approve the Company’s 2018 Omnibus Equity Incentive Plan and (4) to amend the Company’s articles of incorporation to effect a reverse stock split to the Company’s issued and outstanding common stock within the range of one-for-two to one-for-ten, only to be used for the purpose of up-listing to NASDAQ or NYSE (with the exact amount to be determined by the Company’s board of directors.).

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the set forth in the definitive proxy statement filed with the Securities and Exchange Commission on July 27, 2018.

Proposal 1: Elect four directors to hold office until our next annual meeting and until their respective successors are elected and qualified:

Shareholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of shareholders and approved all other proposals. The voting results were as follows:

	FOR	WITHHOLD	BROKER NON-VOTE
Christopher Spencer	7,734,987	3,146,444	6,905,157
J. Gregory Smith	7,735,146	3,146,285	6,905,157
Douglas M. Polinsky	7,781,340	3,100,091	6,905,157
Denis Yevstifeyev	7,781,902	3,099,529	6,905,157

Proposal 2: Ratify the appointment of Sadler, Gibb & Associates LLC as our independent registered public accounting firm for our fiscal year ended December 31, 2018:

FOR	AGAINST	ABSTAIN
15,941,641	170,961	1,673,986

Proposal 3: Approve the Company’s 2018 Omnibus Equity Incentive Plan:

FOR	AGAINST	ABSTAIN
7,622,431	3,225,926	33,074

Proposal 4: Approve a reverse split of the Company’s common stock:

FOR	AGAINST	ABSTAIN
12,532,230	3,939,780	1,314,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Dated: September 17, 2018	By:	/s/ John Busshaus
	Name:	John Busshaus
	Title:	Chief Financial Officer